SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934






        Date of Report (Date of earliest reported event): April 26, 2002



                               MOTIENT CORPORATION
             (Exact name of registrant as specified in its charter)




          Delaware                     0-23044                 93-0976127
  (State or other jurisdiction  (Commission File No.)        (IRS Employer
of incorporation or organization)                         Identification Number)



                            10802 Parkridge Boulevard
                           Reston, Virginia 20191-5416
                                 (703) 758-6000
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)

ITEM 3.  Bankruptcy or Receivership

Introduction

On April 26, 2002 (the "Confirmation Date"), the United States Bankruptcy Court for the Eastern District of Virginia (the "Court") entered an order, dated April 26, 2002 (the "Confirmation Order"), confirming the amended joint plan of reorganization filed by Motient and three of its subsidiaries under Chapter 11 of the U.S. Bankruptcy Code. A copy of the Confirmation Order is attached as
Exhibit 99.1 hereto and is incorporated herein by reference.

The plan of  reorganization  became  effective  on May 1, 2002  (the  "Effective
Date").

Set forth below is a summary of the material terms of the plan of reorganization. Also set forth below is a brief description of what will be Motient's outstanding equity interests as of the Effective Date, and information regarding the assets and liabilities of Motient as of the latest practicable date. The information set forth below is qualified in its entirety by reference to the Confirmation Order, and to the following additional documents, each of which is incorporated by reference herein:

(i)  Amended  Joint Plan of  Reorganization  dated  February 27, 2002,  filed as
     Exhibit 99.1 to Motient's  Current  Report on Form 8-K dated March 4, 2002;
     and

(ii) Disclosure Statement for Debtors' Amended Joint Plan of Reorganization, dated February 27, 2002, filed as Exhibit 99.2 to Motient's Current Report on Form 8-K dated March 4, 2002.

Capitalized terms used in this report but not defined herein shall have the same meanings as in the plan of reorganization.

Treatment of Claims and Interests under the Plan of Reorganization

Each holder of an Allowed Administrative Expense Claim (except for those representing liabilities incurred in the ordinary course of business during the reorganization and certain liabilities under loans and advances in the reorganization) will receive cash equal to the unpaid portion of such Allowed Administrative Expense Claim on the later of the Effective Date and the first business day thirty days after the date on which the Administrative Expense Claim is allowed. Allowed Administrative Expense Claims that represent liabilities incurred by Motient in the ordinary course of business during the reorganization or liabilities arising under loans or advances to or other obligations incurred by Motient as debtor-in-possession, whether or not incurred in the ordinary course of business, will be paid in the ordinary course of business, consistent with past practice and in accordance with the terms and subject to the conditions of any orders or agreements governing, instruments evidencing, or other documents relating to, such transactions. Any expenses of the indenture trustee for the Senior Notes and the reasonable fees and expenses of its counsel will be paid as Administrative Expense Claims.

Persons seeking an award by the Bankruptcy Court of a Fee Claim incurred through and including the Effective Date are required (unless otherwise ordered by the Bankruptcy Court) to file final applications for the allowance of compensation for services rendered and reimbursement of expenses incurred within 45 days after the Effective Date. Holders of Fee Claims that file final applications in accordance with the Plan will be paid in full in the amounts approved by the Bankruptcy Court on the date on which the order relating to any such Fee Claim is entered or on other terms mutually agreed on between the Fee Claim holder and Motient.

The holders of the following claims will receive treatment that either (i) leaves unaltered the legal, equitable, or contractual rights to which these Claims are entitled or (ii) leaves these Claims unimpaired pursuant to section 1124(2) of the Bankruptcy Code on or as soon as reasonably practicable after the later of the Effective Date or the first business day thirty days after the date these Claims were Allowed: Motorola's Secured Claim (Class 1A), Compaq Financial Services Capital Equipment Lease Claim (Class 1B), Avaya Financial Services Capital Equipment Lease Claim (Class 1C), any Other Secured Claim (Class1D), and Interdebtor Claims (Class 7).

Each holder of an Allowed Claim in the following classes will receive cash in an amount equal to such Claim, on or as soon as reasonably practicable after the later of the Effective Date or the first business day 30 days after the date the Claim was Allowed: Priority Tax Claims, Priority Non-Tax Claims (Class 2), and Trade Claims (Class 4).

Each holder of an Allowed Senior Note Claim (Class 3) will receive a pro rata share of 25,000,000 shares of new common stock of Motient, determined by multiplying 25,000,000 times the ratio of the aggregate amount of outstanding principal under all of the Senior Notes held by such holder over the aggregate amount of outstanding principal under all of the Senior Notes that are issued and outstanding.

Each holder of an Allowed Senior Indebtedness Claim (Class 5) will receive a Senior Indebtedness Note for the Allowed amount of the Senior Indebtedness Claim. The Senior Indebtedness Notes will be issued by MVH Holdings Inc. ("Newco"), a new intermediate holding company created between Motient Corporation and Motient Ventures Holding Inc. The Senior Indebtedness Notes will accrue interest at 9% per annum with principal and accrued interest due and payable in full thirty-six months after the Effective Date. The Senior Indebtedness Notes will not be secured by any assets but will include a limited set of covenants to ensure recourse to the interest held by Motient Ventures Holding Inc. in Mobile Satellite Ventures LP. The aggregate principal amount of the Senior Indebtedness Notes will be $19,750,000.

To the extent a holder of Other Unsecured Claims (Class 6) against Motient is determined to have an Allowed Claim, that holder will receive, in full satisfaction of such Claim, a pro rata share of 97,256 shares of new Motient common stock divided among Allowed Claims in Classes 6A, 6B, 6C and 6D.

Each person who held common stock in Motient on the Confirmation Date (other than holders of unvested shares of common stock received as restricted stock under Motient's prior stock award plans) will receive, in full satisfaction of such common stock holding, warrants ("New Warrants") to purchase a pro rata share of approximately 1,496,512 shares of new Motient common stock, determined by multiplying 1,496,512 times the ratio of the number of shares of Motient common stock held by the holder on the Confirmation Date over the total number of shares of Motient common stock that were outstanding on the Confirmation Date. The existing common stock of Motient were cancelled on the Effective Date. To the extent any holder of common stock in Motient on the Confirmation Date is not permitted, as a matter of law, to own New Warrants (including, without limitation, the Motient 401(k) Plan), Motient will have no obligation to issue New Warrants to such holder unless such holder obtains, within one year of the Effective Date, any necessary authorizations to become the holder of New Warrants.

All equity interests in Motient other than the existing common stock (Class 8A), including all unvested shares of common stock received as restricted stock under Motient's prior stock award plans, were cancelled as of the Effective Date and received no distribution under the plan.

All present equity interests in Motient Holdings Inc., Motient Communications Inc. and Motient Services Inc. (Class 9) will receive no distribution and all such equity interests were cancelled on the Effective Date, and new equity interests were issued as of the Effective Date in the place of the cancelled equity interests.

No holder of an Existing Securities Law Claim (Class 10) or a 510(c) Claim will receive any distribution under the plan.

The plan of reorganization also provides for the cancellation on the Effective Date of all the agreements, instruments and other documents evidencing Claims and Equity Interests (except as otherwise expressly provided in the plan) or rights of any holder of a Claim and Equity Interests against Motient, including options or warrants to purchase Equity Interests and any agreement obligating Motient to issue, transfer, or sell Equity Interests or any other capital stock of Motient and the Senior Notes.

Motient's New Capital Structure and Equity Ownership

On the Effective Date, Motient's certificate of incorporation and bylaws were amended and restated. As of the Effective Date, the authorized capital stock of Motient consists of 100,000,000 shares of new Motient common stock, par value $0.01 per share, and 5,000,000 shares of voting preferred stock, par value $0.01 per share. As of the Effective Date, 25,000,000 shares of common stock were outstanding, all of which were held by the holders of Senior Notes who received such shares in exchange for their Senior Notes. In addition, the following shares of common stock will be reserved for issuance:

(i) pursuant to the plan of reorganization, up to 2,993,024 shares will be reserved for issuance under an employee stock option plan to be approved by Motient's board of directors;

(ii) 97,256 shares of common stock are reserved for issuance to creditors with Allowed Claims in Class 6;

(iii)up to 1,496,512 shares of common stock are reserved for issuance upon exercise of the New Warrants; and

(iv) up to 343,450 shares are reserved for issuance pursuant to a warrant to be issued to Evercore Partners LP, financial advisors to the Creditors' Committee for services rendered.

There will be no shares of preferred stock outstanding as of the Effective Date.

On a fully diluted basis (assuming issuance of all other shares provided for under the plan of reorganization), approximately 83.5% of the shares issuable as described above were held by the holders of the Senior Notes.

Terms of the New Warrants

The New Warrants were issued to holders of shares of common stock of Motient outstanding as of the Confirmation Date. The New Warrants were issued under a warrant agreement entered into as of the Effective Date between Motient and Equiserve, as warrant agent.

Holders of the New Warrants will together have the right to purchase an aggregate of five percent (5%) on a fully diluted basis of the common stock of Motient issued pursuant to the plan of reorganization.

The exercise price of the New Warrants will be $0.01 per share. The exercise period for the New Warrants will begin on the Effective Date and will expire on the second anniversary of the Effective Date.

The New Warrants will not be exercisable until the Average Price (as defined below) per share of New Motient Common Stock equals $15.44. As used in the foregoing sentence, the term "Average Price" means, with respect to the Motient common stock, (a) if the Motient common stock is listed on a national reporting exchange, the average closing price, or (b) if the Motient common stock is not listed on a national reporting exchange, the average of the last trade price on or prior to 4:00 p.m. ET, in each case, measured over a period of ninety consecutive trading days.

New Warrants will not be issued to holders of common stock of Motient held through Motient's 401(k) savings plan, until such time as Motient has obtained an exemptive order from the U.S. Department of Labor permitting the 401(k) savings plan to hold the New Warrants.

The number and kind of securities purchasable upon the exercise of the New Warrants and the exercise price therefor will be subject to adjustment on the occurrence of certain events such as (i) the issuance of common stock as a dividend or distribution on the common stock, and (ii) subdivisions, reclassifications and combinations of the common stock. The terms of the New Warrants will be similarly adjusted upon certain reorganizations, mergers or consolidations of Motient, or the sale or other transfer of all or substantially all of its assets.

Motient's Board of Directors

The plan of reorganization provides that as of the Effective Date, the Board of Directors of Motient is comprised of seven directors as follows:

o    five directors selected by the Informal Committee;

o    the Chief Executive Officer of Motient; and

o one member who is another officer of Motient or a person who was serving on Motient's Board of Directors on January 10, 2002.

As of the Effective Date of the plan of reorganization, Motient's Board of Directors is comprised of the following: Walter V. Purnell, Jr., W. Bartlett Snell, Steven G. Singer, Brandon G. Stranzl, Jonelle St. John, Jared E. Abbruzzese, and Gerry S. Kittner. On May 2, 2002, Mr. Abbruzzese was elected Chairperson of the Board.

The plan further provides that the initial Board of Directors of the reorganized company will serve until the first annual meeting of the holders of common stock. Thereafter, the Board of Directors will be elected in accordance with the company's Restated Certificate of Incorporation and Amended Bylaws and applicable law.

Executive Officers and Certain Compensation Matters

The plan of reorganization provides for Motient to enter into a Change of Control Agreement pursuant to which certain members of Motient's senior management will be eligible to receive one (1) year of their annual base salary (excluding cash bonus) in the event that both (x) a "Change in Control" or an anticipated "Change in Control" as defined in the Change of Control Agreement has occurred and (y) the employee is terminated or his or her compensation or responsibilities are reduced. The Change of Control Agreements will be provided to ten (10) of the senior officers of Motient including Walter V. Purnell, Jr. (President and Chief Executive Officer), W. Bartlett Snell (Senior Vice
President and Chief Financial Officer), Dennis W. Matheson (Senior Vice President and Chief Technical Officer), David H. Engvall (Vice President, General Counsel and Secretary), and six other Vice Presidents. The events constituting a "Change of Control" as defined in the Change of Control Agreement generally involve the acquisition of greater than 50% of the voting securities of Motient, as well as certain other transactions or events with a similar effect.

The plan also provides for the payment of a retention bonus in an aggregate amount of $325,000 to be paid on the Effective Date to certain employees of Motient. The retention bonus payments will be made to 27 employees, including the ten senior officers described above who will receive Change of Control Agreements, plus 17 other key employees. The individual amounts of the retention bonuses range from $2,500 to $50,000. The terms of employment, including with respect to compensation, of the officers of Motient will remain the same as currently in effect, until such time as the Board of Directors determines otherwise.

Financial Information

As of March 31, 2002, the estimated assets and liabilities of Motient on a historical cost basis were $177,628,000 and $86,145,000, respectively, with an additional $399,536,000 liabilities subject to resolution. Effective as of the Effective Date, Motient adopted the provisions of "fresh start accounting," which require Motient to restate all assets and liabilities to their fair values based upon the provisions of the plan of reorganization. Motient has not yet determined the impact of fresh start accounting on its historical consolidated financial statements.

Forward-looking statements

This report contains and incorporates forward looking statements, including statements regarding Motient's continuing operations and business, and Motient's future financial performance and financial condition. Factors that could cause actual results to differ materially from those in the forward looking statements in this news release include the effects of the reorganization process on Motient's business, and other factors described in Motient's amended disclosure statement, dated February 27, 2002, which was filed with the Bankruptcy Court and which was also filed as Exhibit 99.2 to Motient's Current Report on Form 8-K dated March 4, 2002, as well as in Motient's annual report on Form 10-K for the year ended December 31, 2001 and its other periodic filings and reports with the Securities and Exchange Commission.


Item 7.  Financial Statements and Exhibits

(c)      Exhibits

The Exhibit Index hereto is incorporated by reference herein.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MOTIENT CORPORATION



                                            By:   /s/David H. Engvall
                                                  David H. Engvall
                                                  Vice President, General
                                                  Counsel and Secretary


Date:  May 2, 2002




                                  EXHBIT INDEX


The following documents are filed as exhibits to the report:

99.1 Confirmation  Order  dated  April  26,  2002  (without  exhibits).   (filed
     herewith)

99.2 Debtors'  Amended  Joint  Plan of  Reorganization  Under  Chapter 11 of the
     Bankruptcy  Code,  dated  February 27, 2002  (incorporated  by reference to
     Exhibit 99.1 to the Registrant's  Current Report on Form 8-K dated March 4,
     2002).

99.3 Disclosure Statement for Debtors' Amended Joint Plan of Reorganization, dated February 27, 2002 (incorporated by reference to Exhibit 99.2 to the Registrant's Current Report on Form 8-K dated March 4, 2002).

99.4 Press Release of Motient dated April 26, 2002. (filed herewith)